Prospectus dated July 12, 1999


         Newspaper Listing The Funds' net asset values are shown daily in the mutual fund section of newspapers nationwide under the heading "Midas."

This prospectus contains information you should know about the Funds before you invest. The operations and results of each Fund are unrelated to those of the other Funds. This combined prospectus has been prepared for your convenience so that you can consider six investment choices in one document. Please keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                TABLE OF CONTENTS

SUMMARY OF INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS........................2

PAST PERFORMANCE...............................................................3

FEES AND EXPENSES OF THE FUNDS.................................................7

PRINCIPAL INVESTMENT OBJECTIVES, STRATEGIES AND RISKS..........................8

PORTFOLIO MANAGEMENT..........................................................12

MANAGEMENT FEES...............................................................13

DISTRIBUTION AND SHAREHOLDER SERVICES.........................................13

PURCHASING SHARES.............................................................13

REDEEMING SHARES..............................................................15

ACCOUNT AND TRANSACTION POLICIES..............................................15

DISTRIBUTIONS AND TAXES.......................................................16

FINANCIAL HIGHLIGHTS..........................................................16

              INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS SUMMARY

What are the principal investment objectives of the Midas Funds?
________________________________________________________________________________

MIDAS FUND seeks primarily capital appreciation and protection against inflation and, secondarily, current income.

MIDAS INVESTORS seeks long term capital appreciation in investments with the potential to provide a hedge against inflation and preserve the purchasing power of the dollar. Income is a secondary objective.

MIDAS MAGIC seeks long term capital appreciation.

MIDAS SPECIAL EQUITIES FUND seeks capital appreciation.

MIDAS U.S. AND OVERSEAS FUND seeks to obtain the highest possible total return on its assets from long term growth of capital and from income principally through a portfolio of securities of U.S. and overseas issuers .

DOLLAR RESERVES is a money market fund seeking maximum current income consistent with preservation of capital and maintenance of liquidity.
================================================================================



What are the principal investment strategies of the Midas Funds?
________________________________________________________________________________

MIDAS FUND invests at least 65% of its total assets in (i) securities of companies primarily involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources and (ii) gold, silver and platinum bullion. Up to 35% of the Fund's assets may be invested in securities of selected growth companies and in U.S. Government securities. The Fund will emphasize the potential for growth when choosing investments. A stock is typically sold when its potential to meet the Fund's investment objective is limited or exceeded by another potential investment.

MIDAS INVESTORS invests at least 65% of the Fund's total assets in (i) equity securities (including common stocks, convertible securities and warrants) of companies involved, directly or indirectly, in mining, processing or dealing in gold or other precious metals, (ii) gold, platinum and silver bullion, and (iii) gold coins. Up to 35% of the Fund's assets may be invested in securities of selected growth companies and in U.S. Government securities. The Fund will invest in companies whose earnings are expected to grow faster than the rate of inflation. A stock is typically sold when its potential to meet the Fund's investment objective is limited or exceeded by another potential investment.

MIDAS MAGIC invests primarily in equity securities of companies whose earnings or revenue prospects are improving as a result of management, technology, regulation, financial structure, or other special situations (e.g. liquidations and reorganizations) and in companies whose shares have upward price momentum. The Fund will normally sell investments with valuations that unduly increase risk levels or no longer have desired upward price momentum.

MIDAS SPECIAL EQUITIES FUND invests aggressively primarily in equity securities, often involving special situations (e.g. liquidations and reorganizations) and emerging growth companies. The Fund will normally sell investments when the value or growth potential of the investment appears limited or exceeded by other investment opportunities.

MIDAS U.S. AND OVERSEAS FUND invests principally in a portfolio of securities of U.S. and overseas issuers with growth in earnings and reasonable valuations in terms of price/sales and similar ratios. The Fund will normally sell investments when the value or growth potential of the investment appears limited or exceeded by other investment opportunities.

DOLLAR RESERVES invests exclusively in money market obligations of the U.S. Government, its agencies and instrumentalities.
================================================================================

What are the principal risks of investing in the Midas Funds?

All of the Funds (except Dollar Reserves) are subject to the risks associated with:
________________________________________________________________________________

Market. The market risks associated with investing in a Fund are those related to fluctuations in the value of the Fund's portfolio. A risk of investing in stocks is that their value will go up and down reflecting stock market movements and you could lose money.

Small Capitalization. The Funds may invest in companies that are small or thinly capitalized, and may have a limited operating history. Small-cap stocks are more vulnerable than larger companies to adverse business or economic developments. During broad market downturns, Fund values may fall further than that of funds investing in larger companies.

Foreign Investment. The Funds are subject to the unique risks of foreign investing. Political turmoil and economic instability in the countries in which the Funds may invest could adversely affect the value of your investment. Also, if the value of any foreign currency in which a Fund's investments are denominated declines relative to the U.S. dollar, the value and total return of your investment in the Fund may decline as well.

Non-Diversification. The Funds are non-diversified which means that more than 5% of a Fund's assets may be invested in the securities of one issuer. As a result, each Fund may hold a smaller number of issuers than if it were diversified. Investing in a Fund could involve more risk than investing in a fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in the Fund's total returns.
================================================================================


Midas Fund and Midas Investors are subject to the risks associated with:
________________________________________________________________________________

Precious Metals Price. The prices of gold, silver, platinum and other natural resources can be influenced by a variety of global economic, financial and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments.

Mining. Resource mining by its nature involves significant risks and hazards to which these Funds are exposed. Even when a resource mineralization is discovered, there is no guarantee that the actual reserves of a mine will increase. Exploratory mining can last over a number of years, incur substantial costs, and not lead to any new commercial mining.
================================================================================


                                PAST PERFORMANCE

The bar charts provide some indication of the risks of investing in the Funds by showing changes in each Fund's performance from year to year. The tables compare the Funds' average annual returns for the 1, 5 and 10 year periods with appropriate broad-based securities market indexes (except in the case of Dollar Reserves) and in so doing, also reflects the risks of investing in the Funds. The Standard & Poor's 500 Stock Index ("S&P 500") is an index that is unmanaged and fully invested in common stocks. The Morningstar Precious Metals Fund Average ("PMFA") is an equally weighted average of the 22 managed precious metals funds tracked by Morningstar. The Morgan Stanley Capital International ("MSCI") World Index is an unmanaged index which is derived from equities of Europe, Australasia and Far East countries and equities from Canada and the U.S. The Russell 2000 Index is an index that is unmanaged and fully invested in common stocks of small companies. The Lipper Analytical Money Market Index ("LAMMI") is an unmanaged index of money market funds that invest principally in financial instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities, with dollar-weighted average maturities of less than 90 days and which intend to keep a constant net asset value ("NAV"). Both the bar charts and the tables assume reinvestment of dividends and distributions. As with all mutual funds, past performance is not necessarily an indication of future performance.

MIDAS FUND
________________________________________________________________________________
                 Year-by-year total return as of 12/31 each year

                                [graphic omitted]


1989: 21.88;  1990: (16.99);  1991: (0.20);  1992: (7.16);  1993: 99.24;
1994: (17.27);  1995: 36.73;  1996: 21.22;  1997: (59.03);  1998: (28.44);

                                  Best Quarter:
                                    4/93-6/93
                                     36.64%

                                 Worst Quarter:
                                   10/97-12/97
                                    (40.90)%




           Average annual total return for the periods ended 12/31/98

                       1 Year                5 Years                10 Years
           ---------------------------------------------------------------------
Midas Fund            (28.44)%               (16.62)%                (2.82)%
S&P 500                28.58%                 24.05%                 19.20%
PMFA                  (11.35)%               (12.91)%                (3.27)%






MIDAS INVESTORS
________________________________________________________________________________
                 Year-by-year total return as of 12/31 each year

                                [graphic omitted]


1989: 19.30;  1990: (22.14);  1991: (1.14);  1992: (17.18);  1993: 87.63;
1994: (13.83);  1995: (5.43);  1996: 4.26;  1997: (55.69);  1998: (32.21);

                                  Best Quarter:
                                    4/93-6/93
                                     34.87%

                                 Worst Quarter:
                                   10/97-12/97
                                    (32.99)%



           Average annual total return for the periods ended 12/31/98

                          1 Year               5 Years              10 Years
                 ---------------------------------------------------------------
Midas Investors          (32.21)%              (23.90)%              (9.61)%
S&P 500                   28.58%                24.05%               19.20%
PMFA                     (11.35)%              (12.91)%              (3.27)%

                                                                     MIDAS MAGIC
________________________________________________________________________________
                 Year-by-year total return as of 12/31 each year

                                [graphic omitted]


1989: 19.14;  1990: (31.75);  1991: 6.39;  1992: 28.00;  1993: 14.30;
1994: 1.58;  1995: 32.84;  1996: 18.67;  1997: 3.54;  1998: (13.82);

                                  Best Quarter:
                                    1/96-3/96
                                     24.77%

                                 Worst Quarter:
                                    7/90-9/90
                                    (19.47)%




           Average annual total return for the periods ended 12/31/98

                             1 Year              5 Years             10 Years
                   -------------------------------------------------------------
Midas Magic                 (13.82)%              7.40%               6.10%
Russell 2000 Index          (2.57)%               11.87%              12.92%




                                                     MIDAS SPECIAL EQUITIES FUND
________________________________________________________________________________
                 Year-by-year total return as of 12/31 each year

                                [graphic omitted]


1989: 42.29;  1990: (36.39);  1991: 40.54;  1992: 28.38;  1993: 16.35;
1994: (16.54);  1995: 40.47;  1996: 1.06;  1997: 5.23;  1998: (5.00);

                                  Best Quarter:
                                   10/92-12/92
                                     24.29%

                                 Worst Quarter:
                                    7/90-9/90
                                    (43.75)%





           Average annual total return for the periods ended 12/31/98

                                   1 Year            5 Years           10 Years
                            ----------------------------------------------------
Midas Special Equities Fund       (5.00)%             3.44%             8.42%
Russell 2000 Index                (2.57)%            11.87%             12.92%

MIDAS U.S. AND OVERSEAS FUND
________________________________________________________________________________
                 Year-by-year total return as of 12/31 each year


                                [graphic omitted]


1989: 11.10;  1990: (8.61);  1991: 22.55;  1992: 2.57;  1993: 26.71;
1994: (13.12);  1995: 25.11;  1996: 5.34;  1997: 5.64;  1998: 1.18;


                                  Best Quarter:
                                   10/98-12/98
                                     18.99%

                                 Worst Quarter:
                                    7/98-9/98
                                    (24.43)%



           Average annual total return for the periods ended 12/31/98

                                   1 Year            5 Years          10 Years
                             ---------------------------------------------------
Midas U.S. and Overseas Fund       1.18%              4.12%            6.94%
MSCI World Index                   24.34%            15.68%            10.66%




DOLLAR RESERVES
________________________________________________________________________________
                 Year-by-year total return as of 12/31 each year

                                [graphic omitted]

1989: 8.58;  1990: 7.36;  1991: 5.38;  1992: 3.15;  1993: 2.44;
1994: 3.39;  1995: 4.99;  1996: 4.74;  1997: 4.96;  1998: 4.69;


                                  Best Quarter:
                                    1/89-3/89
                                      2.08%

                                 Worst Quarter:
                                    4/93-6/93
                                      0.58%



For  information  on the Fund's  7-day  yield,  call  toll-free  1-800-400-MIDAS
                                                                          (6432)

           Average annual total return for the periods ended 12/31/98

                            1 Year              5 Years            10 Years
                ----------------------------------------------------------------
Dollar Reserves             4.69%                4.55%               4.95%
LAMMI                       4.95%                4.79%               5.19%

                         FEES AND EXPENSES OF THE FUNDS

As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the following tables. Shareholder fees are paid out of your account. Annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price.

                                Shareholder Fees
                    (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases...........................NONE
Maximum Deferred Sales Charge (Load).......................................NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends................NONE
Redemption Fee within 30 days of purchase
  (all Funds except Dollar Reserves).......................................1.00%


                         Annual Fund Operating Expenses
 (expenses as % of average daily net assets that are deducted from Fund assets)

                                                                                Total         Fee Waiver
                                               Distribu-                       annual             and
                                               tion and                         Fund            Expense
                               Manage-          service          Other        operating       Reimburse-             Net
                              ment fees      (12b-1) fees     expenses *      expenses           ment             Expenses
                             ------------  ----------------  -------------  --------------  --------------  ---------------------
Midas Fund                      1.00%            0.25%           1.08%          2.33%            0.00               0.00
Midas Investors                 1.00%            0.25%**         2.32%          3.57%**          0.00               0.00
Midas Magic                     1.00%            0.25%           8.02%          9.27%            7.29%              1.98%***
Midas Special Equities Fund     0.87%            1.00%           1.55%          3.42%            0.00               0.00
Midas U.S. and Overseas Fund    1.00%            0.25%**         1.33%          2.58%**          0.00               0.00
Dollar Reserves                 0.50%            0.25%           0.55%          1.30%            0.00               0.00

* Includes the reimbursement by each Fund to Midas Management Corporation for accounting and other administrative services which are authorized by the Board of Directors. These services may vary over time, therefore, the amount of the reimbursement may fluctuate.
** Reflects a contractual distribution fee waiver that will continue through May 1, 2000. Without such waiver, distribution and service fee and total annual Fund operating expenses would have been 1.00% and 4.32%, respectively, for Midas Investors and 1.00% and 3.33%, respectively, for Midas U.S. and Overseas Fund.
*** Reflects a contractual obligation by Midas Management Corporation to waive and/or reimburse the Fund through December 31, 1999 to the extent total annual Fund operating expenses exceed 1.90% of average daily net assets, excluding certain expenses which totaled 0.08% in 1998.

EXAMPLE:
This example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same (except in the cases footnoted below). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
                              One Year    Three Years    Five Years    Ten Years
                             ---------------------------------------------------
Midas Fund                      $236          $727         $1,245        $2,666
Midas Investors*                $360        $1,242         $2,136        $4,426
Midas Magic*                    $201        $2,030         $3,707        $7,310
Midas Special Equities Fund     $345        $1,051         $1,779        $3,703
Midas U.S. and Overseas Fund*   $261          $955         $1,672        $3,571
Dollar Reserves                 $132          $412           $713        $1,568

* The first year expenses in each of the time periods indicated reflect expense waivers by contractual agreement.

              PRINCIPAL INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

MIDAS FUND seeks primarily capital appreciation and protection against inflation and, secondarily, current income. The Fund pursues its objective by investing primarily in domestic or foreign companies involved with gold, silver, platinum, or other natural resources and gold, silver, and platinum bullion. The Fund will invest at least 65% of its total assets in (i) securities of companies involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources and (ii) gold, silver and platinum bullion. Additionally, up to 35% of the Fund's total assets may be invested in securities of companies that derive a portion of their gross revenues, directly or indirectly, from the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources, in securities of selected growth companies, and in securities issued by the U.S. Government, its agencies or instrumentalities.

        In making investments for the Fund, the investment manager may consider, among other things, the ore quality of metals mined by a company, a company's mining, processing and fabricating costs and techniques, the quantity of a company's unmined reserves, quality of management, and marketability of a company's equity or debt securities. Management will emphasize the potential for growth of the proposed investment, although it also may consider an investment's income generating capacity as well. A stock is typically sold when, in the opinion of the portfolio management team, its potential to meet the Fund's investment objective is limited or exceeded by another potential investment. When seeking to achieve its secondary objective of income, the Fund will normally invest in investment grade fixed income securities.

        The Fund may invest in certain derivatives such as options, futures and forward currency contracts. Derivatives are financial instruments that derive their values from other securities or commodities or that are based on indices. The Fund also may engage in leverage by borrowing money for investment purposes. The Fund also may lend portfolio securities to other parties and may engage in short-selling. Additionally, the Fund may invest in special situations such as liquidations and reorganizations.

        The Fund may, from time to time, under adverse market conditions take temporary defensive positions and invest some or all of its assets in cash and cash equivalents, money market securities of U.S. and foreign issuers, short-term bonds, repurchase agreements, and convertible bonds. When the Fund takes such a temporary defensive position, it may not achieve its investment objective.


Principal Risks
________________________________________________________________________________

        The Fund's investments are linked to the prices of gold, silver, platinum and other natural resources. These prices can be influenced by a variety of global economic, financial and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments. Economic, political, or other conditions affecting one or more of the major sources of gold, silver, platinum and other natural resources could have a substantial effect on supply and demand in countries throughout the world.

        Resource mining by its nature involves significant risks and hazards. Even when a resource mineralization is discovered, there is no guarantee that the actual reserves of a mine will increase. Exploratory mining can last over a number of years, incur substantial costs, and not lead to any new commercial mining. Resource mining runs the risk of increased environmental, labor or other costs in mining due to environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding and other natural acts. Changes in laws relating to mining or resource production or sales could also substantially affect resource values.

        The Fund may use leverage and engage in short-selling and futures and options strategies. Also, the Fund may invest up to 35% of its assets in fixed income securities rated below investment grade, although it has no current intention of investing more than 5% of its assets in such securities during the coming year. These securities may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed income securities.

        For additional principal risks associated with the Fund, please read "Additional Principal Investment Risks" on page 11.

MIDAS INVESTORS seeks long term capital appreciation in investments with the potential to provide a hedge against inflation and preserve the purchasing power of the dollar. Income is a secondary objective.

        The Fund pursues its objective by investing primarily in gold, platinum, and silver bullion and a global portfolio of securities of companies involved directly or indirectly in mining, processing, or dealing in gold or other precious metals. Generally, at least 65% of the Fund's total assets will be invested in (i) equity securities (including common stocks, convertible securities and warrants) of companies involved directly or indirectly in mining, processing, or dealing in gold or other precious metals, (ii) gold, platinum, and silver bullion, and (iii) gold coins. Additionally, the Fund may invest up to 35% of its total assets in securities of companies that own or develop natural resources and other basic commodities, securities of selected growth companies, and securities issued by the U.S. Government, its agencies or instrumentalities.

        Natural resources include ferrous and non-ferrous metals (such as iron, aluminum and copper), strategic metals (such as uranium and titanium), hydrocarbons (such as coal, oil and natural gases), chemicals, forest products, real estate, food products and other basic commodities. Selected growth companies in which the Fund may invest typically have earnings or tangible assets which are expected to grow faster than the rate of inflation over time. A stock is typically sold when, in the opinion of the portfolio management team, its potential to meet the Fund's investment objective is limited, or exceeded by another potential investment. When seeking to achieve its secondary objective of income, the Fund will normally invest in investment grade fixed income securities.

        The Fund may invest in certain derivatives such as options, futures and forward currency contracts. Derivatives are financial instruments that derive their values from other securities or commodities or that are based on indices. The Fund also may engage in leverage by borrowing money for investment purposes. The Fund also may lend portfolio securities to other parties and may engage in short-selling. Additionally, the Fund may invest in special situations such as liquidations and reorganizations.

        The Fund may, from time to time, under adverse market conditions take temporary defensive positions and invest some or all of its assets in cash and cash equivalents, money market securities of U.S. and foreign issuers, short-term bonds, repurchase agreements, and convertible bonds. When the Fund takes such a temporary defensive position, it may not achieve its investment objective.


Principal Risks
________________________________________________________________________________

        The Fund's investments are linked to the prices of gold, silver, platinum and other natural resources. These prices can be influenced by a variety of global economic, financial and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments. Economic, political, or other conditions affecting one or more of the major sources of gold, silver, platinum, and other natural resources could have a substantial effect on supply and demand in countries throughout the world.

        Resource mining by its nature involves significant risks and hazards. Even when a resource mineralization is discovered, there is no guarantee that the actual reserves of a mine will increase. Exploratory mining can last over a number of years, incur substantial costs, and not lead to any new commercial mining. Resource mining runs the risk of increased environmental, labor or other costs in mining due to environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding and other natural acts. Changes in laws relating to mining or resource production or sales could also substantially affect resource values.

        The Fund may use leverage and engage in short-selling and futures and options strategies. Also, the Fund may invest up to 35% of its assets in fixed income securities rated below investment grade, although it has no current intention of investing more than 5% of its assets in such securities during the coming year. These securities may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed income securities.

        For additional principal risks associated with the Fund, please read "Additional Principal Investment Risks" on page 11.

MIDAS MAGIC seeks long term capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity securities. The Fund will purchase primarily common stocks, which will be selected generally for their potential for long term capital appreciation. Generally, the Fund will invest in companies expected to achieve above-average growth, which have small, medium or large capitalizations and whose earnings or revenue prospects are improving as a result of management, technology, regulation, financial structure, or other special situations (e.g. liquidations and reorganizations) and in companies whose shares have upward price momentum. The Fund will normally sell investments with valuations that unduly increase risk levels or, no longer have desired upward price momentum.

        In attempting to achieve capital appreciation, the Fund employs aggressive and speculative investment strategies. The Fund may invest in certain derivatives such as options, futures and forward currency contracts. Derivatives are financial instruments that derive their values from other securities or commodities or that are based on indices. The Fund also may engage in leverage by borrowing money for investment purposes. The Fund also may lend portfolio securities to other parties and may engage in short-selling. Additionally, the Fund may invest in special situations such as liquidations and reorganizations.

        The Fund may, from time to time, under adverse market conditions take temporary defensive positions and invest some or all of its assets in cash and cash equivalents, money market securities of U.S. and foreign issuers, short-term bonds, repurchase agreements, and convertible bonds. When the Fund takes such a temporary defensive position, it may not achieve its investment objective.


Principal Risks
________________________________________________________________________________

        The Fund is subject to market risk related to fluctuations in the value of the Fund's portfolio. A risk of investing in stocks is that their value will go up and down reflecting stock market movements and you could lose money. However, you also have the potential to make money. Also, investing in stocks involves a greater risk of loss of income than bonds because stocks need not pay dividends.

        The Fund may use leverage and engage in short-selling and options and futures transactions to increase returns. There is a risk that these transactions sometimes may reduce returns or increase volatility. In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Fund's performance.

        For additional principal risks associated with the Fund, please read "Additional Principal Investment Risks" on page 11.

MIDAS SPECIAL EQUITIES FUND seeks capital appreciation. The Fund invests primarily in equity securities, often involving special situations and emerging growth companies. The Fund seeks to invest in equity securities of companies with optimal combinations of growth in earnings and other fundamental factors, while also offering reasonable valuations in terms of price/sales and similar ratios. The Fund may invest in domestic or foreign companies which have small, medium or large capitalizations. The Fund may sell an investment when the value or growth potential of the investment appears limited or exceeded by other investment opportunities, when the issuer's investment no longer appears to meet the Fund's investment objective, or when the Fund must meet redemptions.

        In attempting to achieve capital appreciation, the Fund employs aggressive and speculative investment strategies. The Fund may invest in certain derivatives such as options, futures and forward currency contracts. Derivatives are financial instruments that derive their values from other securities or commodities or that are based on indices. The Fund also may engage in leverage by borrowing money for investment purposes. The Fund also may lend portfolio securities to other parties and may engage in short-selling. Additionally, the Fund may invest in special situations such as liquidations and reorganizations.

        The Fund may, from time to time, under adverse market conditions take temporary defensive positions and invest some or all of its assets in cash and cash equivalents, money market securities of U.S. and foreign issuers, short-term bonds, repurchase agreements, and convertible bonds. When the Fund takes such a temporary defensive position, it may not achieve its investment objective.


Principal Risks
________________________________________________________________________________

        The Fund is subject to market risk related to fluctuations in the value of the Fund's portfolio. A risk of investing in stocks is that their value will go up and down reflecting stock market movements and you could lose money. However, you also have the potential to make money. Also, investing in stocks involves a greater risk of loss of income than bonds because stocks need not pay dividends.

        The Fund may use leverage and engage in short-selling and options and futures transactions to increase returns. There is a risk that these transactions sometimes may reduce returns or increase volatility. In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Fund's performance.

        For additional principal risks associated with the Fund, please read "Additional Principal Investment Risks" on page 11.


MIDAS U.S. AND OVERSEAS FUND seeks to obtain the highest possible total return on its assets from long term growth of capital and from income. The Fund may invest substantially all of its assets in equity securities of issuers located in foreign countries with developed and/or emerging markets. The Fund may invest a portion of its assets in debt securities and in a combination of countries which include the U.S. and foreign markets.

        The Fund seeks to invest in equity securities of companies with optimal combinations of growth in earnings and other fundamental factors, while also offering reasonable valuations in terms of price/sales and similar ratios. The Fund may sell an investment when the value or growth potential of the investment appears limited or exceeded by other investment opportunities, when the issuer's investment no longer appears to meet the Fund's investment objective, or when the Fund must meet redemptions.

        The Fund may invest in companies which have small, medium or large capitalizations. The Fund may invest in certain derivatives such as options, futures and forward currency contracts. Derivatives are financial instruments that derive their values from other securities or commodities or that are based on indices. The Fund also may engage in leverage by borrowing money for investment purposes. The Fund also may lend portfolio securities to other parties and may engage in short-selling. Additionally, the Fund may invest in special situations such as liquidations and reorganizations.

        The Fund may, from time to time, under adverse market conditions take temporary defensive positions and invest some or all of its assets in cash and cash equivalents, money market securities of U.S. and foreign issuers, short-term bonds, repurchase agreements, and convertible bonds. When the Fund takes such a temporary defensive position, it may not achieve its investment objective.


Principal Risks
________________________________________________________________________________

        The Fund is subject to market risk related to fluctuations in the value of the Fund's portfolio. A risk of investing in stocks is that their value will go up and down reflecting stock market movements and you could lose money. However, you also have the potential to make money. Also, investing in stocks involves a greater risk of loss of income than bonds because stocks need not pay dividends. Additionally, the Fund may use leverage and engage in short-selling and futures and options strategies.

        For additional principal risks associated with the Fund, please read "Additional Principal Investment Risks" on page 11.

DOLLAR RESERVES seeks maximum current income consistent with preservation of capital and maintenance of liquidity. The Fund invests exclusively in obligations of the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities"). The U.S. Government Securities in which the Fund may invest include U.S. Treasury notes and bills and certain agency securities that are backed by the full faith and credit of the U.S. Government. The Fund also may invest without limit in securities issued by U.S. Government agencies and instrumentalities that may have different degrees of government backing as to principal or interest but which are not backed by the full faith and credit of the U.S. Government.

        The Fund is a money market fund and as such is subject to certain specific SEC rule requirements. Among other things, the Fund is limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act")).

        The Fund may invest in securities which have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

        The Fund may borrow money from banks for temporary or emergency purposes (not for leveraging or investment) up to one-third of the Fund's total assets.

        The Fund may lend portfolio securities to borrowers for a fee. Securities may only be lent if the Fund receives collateral equal to the market value of the assets lent. Some risk is involved if a borrower suffers financial problems and is unable to return the assets lent.

        For additional principal risks associated with the Fund, please read "Additional Principal Investment Risks" on page 11.

                      ADDITIONAL PRINCIPAL INVESTMENT RISKS

Some additional principal risks that apply to all of the Funds (except Dollar Reserves) are:

Small Capitalization. Each Fund may invest in companies that are small or thinly capitalized, and may have a limited operating history. Small-cap companies are more vulnerable than larger companies to adverse business or economic developments. During broad market downturns, Fund values may fall further than that of funds investing in larger companies. Full development of small-cap companies takes time, and for this reason each Fund should be considered a long term investment and not a vehicle for seeking short term profit.

Foreign Investment. Midas U.S. and Overseas Fund will be, and each of the other Funds can be, exposed to the unique risks of foreign investing. Political turmoil and economic instability in the countries in which a Fund invests could adversely affect the value of your investment. Also, if the value of any foreign currency in which a Fund's investment is denominated declines relative to the U.S. dollar, the value and total return of your investment in the Fund may decline as well. Foreign investments, particularly investments in emerging markets, carry added risks due to the potential for inadequate or inaccurate financial information about companies, political disturbances, and wider fluctuations in currency exchange rates.

Non-Diversification. Each Fund is non-diversified which means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act, generally, with respect to 75% of its total assets, to invest not more than 5% of its assets in the securities of a single issuer. As a result, a Fund may hold a smaller number of issuers than if it were diversified. If this situation occurs, investing in the Fund could involve more risk than investing in a fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in the Fund's total return.

Short-selling and Options and Futures Transactions. Each Fund may engage in short-selling and options and futures transactions to increase returns. There is a risk that these transactions may reduce returns or increase volatility. In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Fund's performance.

Leverage. Leveraging (buying securities using borrowed money) exaggerates the effect on NAV of any increase or decrease in the market value of a Fund's investment. Money borrowed for leveraging is limited to 33 1/3 % of the value of each Fund's total assets. These borrowings would be subject to interest costs which may or may not be recovered by appreciation of the securities purchased.

Active Trading. Each Fund may trade securities actively. This strategy could increase transaction costs, reduce performance and may result in taxable distributions.

Illiquid Securities. Each Fund may invest up to 15% of their assets in illiquid securities. A potential risk from investing in illiquid securities is that illiquid securities cannot be disposed of quickly in the normal course of business. Also, illiquid securities can be more difficult to value than more widely traded securities and the prices realized from their sale may be less than if such securities were more widely traded.

All of the Funds are subject to the principal risks associated with:

Interest Rates. Fixed-income investments are affected by interest rates to which each of the Funds is exposed. When interest rates rise, the prices of bonds typically fall in proportion to their maturities.

Lending. Pursuant to an agency arrangement with an affiliate of its Custodian, all of the Funds may lend portfolio securities or other assets through such affiliate for a fee to other parties. Each Fund's agreement requires that the loans be continuously secured by cash, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or any combination of cash and such securities, as collateral equal at all times to at least the market value of the assets lent. Loans of portfolio securities may not exceed one-third of the Fund's total assets. Loans will be made only to borrowers deemed to be creditworthy. Any loan made by a Fund will provide that it may be terminated by either party upon reasonable notice to the other party.

Portfolio Management. The portfolio manager's skill in choosing appropriate investments for the Funds will determine in large part whether the Funds achieve their investment objectives.

Year 2000. Each Fund could be adversely affected if computer systems used by Midas Management Corporation and the Funds' other service providers do not properly process and calculate date-related information on and after January 1, 2000. Midas Management Corporation is working to avoid these problems and to obtain assurances from other service providers that they are taking similar steps. There could be a negative impact on the Funds. While the Funds cannot, at this time, predict the degree of impact, it is possible that foreign markets will be less prepared than U.S. markets.

                              PORTFOLIO MANAGEMENT

Midas Management Corporation is the investment manager of each of the Funds. It provides day-to-day advice regarding portfolio transactions for each Fund. The investment manager also furnishes or obtains on behalf of each Fund all services necessary for the proper conduct of the Fund's business and administration. Its address is 11 Hanover Square, New York, New York 10005.

Steven A. Landis is the portfolio manager of Dollar Reserves. He is also a Senior Vice President of the investment manager and all the Funds. He has served as portfolio manager of Dollar Reserves since April 1995. From 1993 to 1995, he was an Associate Director of Proprietary Trading at Barclays de Zoete Wedd Securities Inc.

Kjeld Thygesen is a portfolio manager of Midas Fund together with the investment manager's Investment Policy Committee. The investment manager has retained Lion Resource Management Limited ("Lion") to serve as subadviser and provide day-to-day advice regarding portfolio transactions for Midas Fund. Mr. Thygesen has served as a Managing Director of Lion since 1989. The subadviser's address is 7 - 8 Kendrick Mews, London, U.K. SW7 3HG.

Bassett S. Winmill is the portfolio manager of Midas Magic. He is the Chief Investment Officer of the investment manager and a director of all the Funds. He has served as the portfolio manager of Midas Magic since February 2, 1999. He is a member of the New York Society of Security Analysts, the Association for Investment Management and Research and the International Society of Financial Analysts.

Thomas B. Winmill is the portfolio manager of Midas Investors, Midas Special Equities Fund, and Midas U.S. and Overseas Fund. He is the President and Chief Executive Officer of the investment manager and the Funds. He has served as a member of the investment manager's Investment Policy Committee since 1990. As a member of the Investment Policy Committee, he helps establish general investment guidelines. He has served as portfolio manager of these three Funds since May 1, 1998.

                                 MANAGEMENT FEES

Each Fund pays a management fee to the investment manager at an annual rate based on each Fund's average daily net assets. Midas Fund and Midas Magic pay
1.00% on the first $200 million of average daily net assets, declining thereafter. Midas Investors, Midas Special Equities Fund, and Midas U.S. and Overseas Fund pay 1.00% on the first $10 million of average daily net assets, declining thereafter. Dollar Reserves pays 0.50% on the first $250 million of average daily net assets, declining thereafter. For the fiscal year ended December 31, 1998, Midas Fund, Midas Magic, Midas Investors, Midas Special Equities Fund, Midas U.S. and Overseas Fund and Dollar Reserves paid the investment manager a fee of 1.00%, 1.00%, 1.00%, 0.87%, 1.00% and 0.38%,
respectively, of the Fund's average daily net assets.

                      DISTRIBUTION AND SHAREHOLDER SERVICES

Investor Service Center, Inc. is the distributor of the Funds and provides distribution and shareholder services. Each of the Funds has adopted a plan under Rule 12b-1 and pays the distributor a 12b-1 fee as compensation for distribution and shareholder services based on each Fund's average daily net assets, as shown below. These fees are paid out of the Fund's assets on an ongoing-basis. Over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Dollar Reserves, Midas Fund, and Midas Magic each pays a 12b-1 fee equal to 0.25% per annum of the Fund's average daily net assets. Based on a one year contractual agreement which may be renewed, Midas Investors and Midas U.S. and Overseas Fund each pays a 12b-1 fee equal to 0.25% per annum of the Fund's average daily net assets. Without the agreement, each of these Funds would pay a 12b-1 fee equal to 1.00% per annum of the Fund's average daily net assets. Midas Special Equities Fund pays a 12b-1 fee equal to 1.00% per annum of the Fund's average daily net assets.

                                PURCHASING SHARES

Your price for Fund shares (except Dollar Reserves) is the Fund's next calculation, after the order is placed, of NAV per share which is determined as of the close of regular trading on the New York Stock Exchange (currently, 4 p.m. eastern time, unless weather, equipment failure or other factors contribute to an earlier closing) each day the exchange is open. With respect to Dollar Reserves, orders are executed at the Fund's next calculation, after the order is placed, of NAV per share which is determined as of 11 a.m. eastern time and as of the close of regular trading on the New York Stock Exchange (currently, 4 p.m. eastern time, unless weather, equipment failure or other factors contribute to an earlier closing) each day the exchange is open; purchase orders submitted in proper form along with payment in Federal funds available to the Fund for investment by 11 a.m. eastern time on any Fund business day will be of record at the close of business that day and entitled to receive that day's dividends. The Funds' shares will not be priced on the days on which the exchange is closed for trading. Except for Dollar Reserves, the Funds' investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by or under the direction of the Fund's board. In the case of Dollar Reserves, the Fund values its portfolio securities using the amortized cost method of valuation, under which the market value is approximated by amortizing the difference between the acquisition cost and value at maturity of an instrument on a straight-line basis over its remaining life.


Opening Your Account
________________________________________________________________________________

By check. Complete and sign the Account Application that accompanies this prospectus and mail it, along with your check drawn to the order of the Fund, to Investor Service Center, P.O. Box 219789, Kansas City, MO 64121-9789 (see Minimum Investments below). Checks must be payable to Midas Funds in U.S. dollars. Third party checks cannot be accepted. You will be charged a fee for any check that does not clear.

By wire. To give the name(s) under which the account is to be registered, tax identification number, the name of the bank sending the wire, and to be assigned a Fund account number, call 1-800-400-MIDAS (6432) between 9 a.m. and 5 p.m., eastern time, on business days to speak with an Investor Service Representative. You may then purchase shares by requesting your bank to transmit immediately available funds ("Federal funds") by wire to: United Missouri Bank NA, ABA #10-10-00695; for Account 98-7052-724-3; name of Fund. Your account number and name(s) must be specified in the wire as they are to appear on the account registration. You should then enter your account number on your completed Account Application and promptly forward it to Investor Service Center, P.O. Box 219789, Kansas City, MO 64121-9789. This service is not available on days when the Federal Reserve wire system is closed (see Minimum Investments below). For automated 24 hour service, call toll-free 1-888-503-VOICE (8642) or visit www.midasfunds.com.

                               Minimum Investments


Account Type                           Initial              Subsequent
===============================  ====================  ======================
Regular                                 $1,000                 $100
-------------------------------  --------------------  ----------------------
UGMA/UTMA                               $1,000                 $100
-------------------------------  --------------------  ----------------------
 403(b) plan                            $1,000                 $100
-------------------------------  --------------------  ----------------------
Automatic Investment
Program                                  $100                  $100
-------------------------------  --------------------  ----------------------

IRA Accounts                            Initial              Subsequent
===============================  ====================  ======================
Traditional, Roth IRA                   $1,000                 $100
-------------------------------  --------------------  ----------------------
Spousal, Rollover IRA                   $1,000                 $100
-------------------------------  --------------------  ----------------------
Education                                $500                  N/A
-------------------------------  --------------------  ----------------------
IRA SEP/SAR-SEP IRA,
SIMPLE IRA                              $1,000                 $100
-------------------------------  --------------------  ----------------------
IRAs and retirement accounts. For more information about IRAs and 403(b) accounts, please call 1-800-400-MIDAS (6432). For automated 24 hour service, call toll-free 1-888-503-VOICE (8642) or visit www.midasfunds.com.

Midas Automatic Investment Program. With the Midas Automatic Investment Program, you can establish a convenient and affordable long term investment program through one or more of the plans explained below. Minimum investments above are waived for each plan since they are designed to facilitate an automatic monthly investment of $100 or more into your Fund account.

                       Midas Automatic Investment Program


Plan                                                Description
--------------------------------------------------------------------------------
Midas Bank Transfer Plan               For making  automatic investments  from a
                                       designated bank account.
--------------------------------------------------------------------------------
Midas Salary Investing Plan            For making  automatic investments through
                                       a payroll deduction.
--------------------------------------------------------------------------------
Midas Government  Direct               For  making  automatic  investments  from
Deposit  Plan                          your federal  employment, Social Security
                                       or other regular federal government check
--------------------------------------------------------------------------------

Each Fund reserves the right to redeem any account if participation in the program ends and investments are less than $1,000.

For more information, or to request the necessary authorization form, call 1-800-400-MIDAS (6432) between 9 a.m. and 5 p.m., eastern time, on business days to speak with an Investor Service Representative. You may modify or terminate the Midas Bank Transfer Plan at any time by written notice received 10 days prior to the scheduled investment date. To modify or terminate the Midas Salary Investing Plan or Midas Government Direct Deposit Plan, you should contact your employer or the appropriate U.S. Government agency, respectively.


Adding to Your Account
________________________________________________________________________________

By check. Complete a Midas Funds FastDeposit form and mail it, along with your check, drawn to the order of the Fund, to Investor Service Center, P.O. Box 219789, Kansas City, MO 64121-9789 (see Minimum Investments above). If you do not use that form, include a letter indicating the account number to which the subsequent investment is to be credited, the name of the Fund and the name of the registered owner.

By Electronic Funds Transfer (EFT). The bank you designate on your Account Application or Authorization Form will be contacted to arrange for the EFT, which is done through the Automated Clearing House system, to your Fund account. Requests received by 4 p.m., eastern time, will ordinarily be credited to your Fund account on the next business day. Your designated bank must be an Automated Clearing House member and any subsequent changes in bank account information must be submitted in writing with a voided check (see Minimum Investments above). To speak with an Investor Service Representative between 9 a.m. and 5 p.m.,eastern time, on business days, call 1-800-400-MIDAS (6432).

By wire. Subsequent investments by wire may be made at any time without having to call by simply following the same wiring procedures under "Opening Your Account" (see Minimum Investments above).

                                REDEEMING SHARES

Generally, you may redeem shares of the Funds by any of the methods explained below. Requests for redemption should include the following information: name(s) of the registered owner(s) of the account, account number, Fund name, amount you want to sell (number of shares or dollar amount), and name and address or wire information of person to receive proceeds.

In some instances, a signature guarantee may be required. Signature guarantees protect against unauthorized account transfers by assuring that a signature is genuine. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

By mail. Write to Investor Service Center, P.O. Box 219789, Kansas City, MO 64121-9789, and request the specific amount to be redeemed. The request must be signed by the registered owner(s) and additional documentation may be required.

Dollar Reserves Check Writing Privilege for Easy Access. Upon request, you may establish free, unlimited check writing privileges with only a $250 minimum per check, through Dollar Reserves. In addition to providing easy access to your account, it enables you to continue receiving dividends until your check is presented for payment. You will be subject to a $20 charge for refused checks, which may change without notice. To obtain checks, please call an Investor Service Representative between 9 a.m. and 5 p.m., eastern time, on business days, at 1-800-400-MIDAS (6432).

By telephone. To speak with an Investor Service Representative between 9 a.m. and 5 p.m., eastern time, on business days, call 1-800- 400-MIDAS (6432) to expedite the redemption of Fund shares. For automated 24 hour service, call toll-free 1-888-503-VOICE (8642) or visit www.midasfunds.com.

For Electronic Funds Transfer (EFT). You may redeem as little as $250 worth of shares by requesting EFT service. EFT proceeds are ordinarily available in your bank account within two business days.

For Federal Funds Wire. If you are redeeming $1,000 or more worth of shares, you may request that the proceeds be wired to your authorized bank.

Systematic Withdrawal Plan. If your shares have a value of at least $20,000 you may elect automatic withdrawals from your Fund account, subject to a minimum withdrawal of $100. All dividends and distributions are reinvested in the Fund.

                        ACCOUNT AND TRANSACTION POLICIES

Telephone privileges. The Fund accepts telephone orders from all shareholders and guards against fraud by following reasonable precautions such as requiring personal identification before carrying out shareholder requests. You could be responsible for any loss caused by an order which later proves to be fraudulent if the Fund followed reasonable procedures.

Assignment.   You  may  transfer  your  Fund  shares  to  another   owner.   For
instructions, call 1-800-400-MIDAS (6432) between 9 a.m. and 5 p.m., eastern time, on business days to speak with an Investor Service Representative.

Redemption fee. The Fund is designed as a long term investment, and short term trading is discouraged. If shares of the Fund held for 30 days or less are redeemed or exchanged, the Fund will deduct a redemption fee equal to one percent of the NAV of shares redeemed or exchanged. Redemption fees are retained by the Fund.

Redemption payment. Payment for shares redeemed will ordinarily be made within three business days after receipt of the redemption request in proper form. Redemption proceeds from shares purchased by check or EFT transfer may be delayed 15 calendar days to allow the check or transfer to clear.

Accounts with below-minimum balances. You will be charged a $2.00 account fee if your monthly balance is less than $500, unless you participate in the Midas Automatic Investment Program. If your account balance falls below $500 as a result of selling shares and not because of market action, the Fund reserves the right, upon 45 days' notice, to close your account or request that you buy more shares. The Fund reserves the right to close your account if you terminate your participation in the Midas Automatic Investment Program and your investment is less than $1,000.

                             DISTRIBUTIONS AND TAXES

Distributions. Each Fund (except Dollar Reserves) pays its shareholders dividends from any net investment income and distributes net capital gains that it has realized, if any. Income dividends are normally declared and paid annually and capital gains, if any, normally are paid once a year. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise.

Dollar Reserves declares dividends each day from net investment income (investment income less expenses plus or minus all realized gains or losses on the Fund's portfolio securities) to shareholders of record as of the close of regular trading on the New York Stock Exchange on that day. Shareholders submitting purchase orders in proper form and payment in Federal funds available to the Fund for investment by 11 a.m. eastern time are entitled to receive that day's dividend. Shares redeemed by 11 a.m. eastern time are not entitled to that day's dividend, but proceeds of the redemption normally are available to shareholders by Federal funds wire the same day. Shares redeemed after 11 a.m. eastern time and before the close of regular trading on the New York Stock Exchange are entitled to that day's dividend, and proceeds of the redemption normally are available to shareholders by Federal funds wire the next Fund business day. Distributions of declared dividends are made the last business day of each month in additional shares of the Fund, unless you elect to receive dividends in cash on the Account Application or so elect subsequently by calling Investor Service Center at 1-800- 400-MIDAS (6432) between 9 a.m. and 5 p.m., eastern time, on business days. For Federal income tax purposes, such distributions are generally taxable as ordinary income, whether or not a shareholder receives such dividends in additional shares or elects to receive cash. Any election will remain in effect until you notify Investor Service Center to the contrary. The Fund does not expect to realize net long term capital gains and thus does not anticipate payment of any long term capital gain distributions.

Taxes. Generally, you will be taxed when you sell shares, exchange shares and receive distributions (whether reinvested or taken in cash). Typically, your tax treatment will be as follows:


Transaction                                Tax treatment
------------------------------------------ -------------------------------------
Income dividends                           Ordinary income
------------------------------------------ -------------------------------------
Short-term capital gains distributions     Ordinary income
------------------------------------------ -------------------------------------
Long-term capital gains distributions      Capital gains
------------------------------------------ -------------------------------------
Sales or exchanges of shares held for      Capital gains or losses
more than one year
------------------------------------------ -------------------------------------
Sales or exchanges of shares held for      Gains are treated as ordinary income;
one year or less                           losses are subject to special rules

Because income and capital gains distributions are taxable, you may want to avoid making a substantial investment in a taxable account when the Fund is about to declare a distribution which normally takes place in December. Each January, the Fund issues tax information on its distributions for the previous year. Any investor for whom the Fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes. The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because everyone's tax situation is unique, please consult your tax professional about your investment.

                              FINANCIAL HIGHLIGHTS

The following tables describe the Funds' performance for the past five years. Each Fund's fiscal year end is December 31. The fiscal year end for Dollar Reserves, Midas Investors, and Midas Magic was changed to December 31 during 1998. Previously, the fiscal year end for Dollar Reserves, Midas Investors, and Midas Magic was June 30, June 30 and October 31, respectively. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The figures for the periods shown, with the exception of 1994 for Midas Fund, Inc. and 1996 through 1998 for Midas Magic, Inc., were audited by Tait, Weller & Baker, the Funds' independent accountants, whose report, along with the Funds' financial statements, are included in the Annual Reports, which are available upon request.


                                   MIDAS FUND
______________________________________________________________________________________________________________________________
                                                                                Years Ended December 31,

                                                              1998*           1997*         1996*         1995*          1994
                                                              -----           -----         -----         -----          ----
PER SHARE DATA
Net asset value at beginning of period....................    $2.11           $5.15         $4.25         $3.32         $4.16
                                                              -----           -----         -----         -----         -----
Income from investment operations:
   Net investment loss....................................     -              (0.03)        (0.05)        (0.06)        (0.05)
   Net realized and unrealized gain (loss)                    (0.60)          (3.01)         0.95          1.28         (0.67)
                                                              ------          ------         ----          ----         ------
        Total from investment operations..................    (0.60)          (3.04)         0.90          1.22         (0.72)
                                                              ------          ------         ----          ----         ------
Less distributions:
   Distributions from net realized gains..................     -               -             -            (0.29)        (0.12)
                                                                                                         ------        ------
        Total distributions...............................     -               -             -            (0.29)        (0.12)
                                                                                                         ------        ------
Net asset value at end of period..........................    $1.51           $2.11         $5.15         $4.25         $3.32
                                                              =====           =====         =====         =====         =====
TOTAL RETURN..............................................   (28.44)%       (59.03)%       21.22%        36.73%        (17.27)%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)...............   $87,841        $100,793      $200,457       $15,753        $7,052
Ratio of expenses to average net assets(a)(b).............    2.33%           1.90%         1.63%         2.26%         2.15%
Ratio of net investment loss to average net assets(c).....   (0.02)%         (0.72)%       (0.92)%       (1.47)%       (1.26)%
Portfolio turnover rate ..................................     27%             50%           23%           48%           53%

*Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share. (a) Expense ratio prior to reimbursement by the investment manager was 2.15%, 1.83%, and 2.52% for the years ended December 31, 1997, 1996, and 1995. (b) Expense ratio after transfer agent and custodian credits was 2.30%, 1.88%, 1.61% and 2.25% for the years ended December 31, 1998, 1997, 1996 and 1995. Prior to 1995, such credits were reflected in the expense ratio. (c) Ratio prior to reimbursement by the investment manager was (0.97)%, (1.12)%, and (1.73)% for the years ended December 31, 1997, 1996, and 1995.


--------------------------------------------------------------------------------


                                 MIDAS INVESTORS
___________________________________________________________________________________________________________________________________
                                                    Six Months Ended
                                                     December 31,*                      Years Ended June 30,

                                                         1998          1998         1997           1996        1995          1994
                                                         ----          ----         ----           ----        ----          ----
PER SHARE DATA*
Net asset value at beginning of period..............     $3.67         $7.14       $14.02         $13.13      $15.71        $16.98
                                                         -----         -----       ------         ------      ------        ------
Income from investment operations:
   Net investment loss..............................      (.04)         (.12)        (.25)          (.22)      --             (.11)
   Net realized and unrealized gain (loss)..........      (.81)        (2.94)       (4.36)          2.72       (1.13)        (1.05)
                                                          -----        ------       ------          ----       ------        ------
      Total from investment operations..............      (.85)        (3.06)       (4.61)          2.50       (1.13)        (1.16)
                                                          -----        ------       ------          ----       ------        ------
Less distributions:
   Distributions from net realized gains............     --             (.41)       (2.27)         (1.61)      (1.45)         (.11)
      Total distributions...........................     --             (.41)       (2.27)         (1.61)      (1.45)         (.11)
                                                                        -----       ------         ------      ------         -----
Net asset value at end of period....................     $2.82         $3.67        $7.14         $14.02      $13.13        $15.71
                                                         =====         =====        =====         ======      ======        ======
TOTAL RETURN........................................   (23.16)%      (43.45)%     (37.81)%        21.01%      (8.01)%       (6.92)%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted).........    $6,293        $8,324       $15,217        $27,485     $29,007       $36,603
Ratio of expenses to average net assets(a)(b).......    4.32%**        3.88%        2.94%          3.05%       2.93%         2.57%
Ratio of net investment income (loss) to
   average net assets...............................   (2.50)%**      (2.40)%      (2.06)%        (1.61)%      0.01%        (.68)%
Portfolio turnover rate.............................      36%          136%          37%            61%        158%          129%

* Per share net investment loss and unrealized gain (loss) on investment have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share. ** Annualized. (a) Ratios excluding interest expense were 3.96%**, 3.57%, 2.77%, 2.93%, 2.82%, and 2.54%, for the six months ended December 31, 1998 and the years ended June 30, 1998, 1997, 1996, 1995, and 1994, respectively. (b) Ratio after custodian credits was 4.30%** and 3.82% for the six months ended December 31, 1998 and the year ended June 30, 1998, respectively.


                                  MIDAS MAGIC
____________________________________________________________________________________________________________________________________
                                                  Two Months Ended
                                                    December 31,                             Years Ended October 31,

                                                        1998          1998         1997          1996          1995          1994
                                                        ----          ----         ----          ----          ----          ----
PER SHARE DATA*
Net asset value at beginning of period............      $15.67       $24.92        $24.24        $18.73        $16.61       $16.32
                                                        ------       ------        ------        ------        ------       ------
Income from investment operations:
   Net investment loss............................        (.04)        (.25)         (.59)         (.56)         (.31)        (.22)
   Net realized and unrealized gain (loss)........         .98        (7.20)         6.17          6.07          2.43          .51
                                                           ---        ------         ----          ----          ----          ---
         Total from investment operations.........         .94        (7.45)         5.58          5.51          2.12          .29
                                                           ---        ------         ----          ----          ----         ----
Less distributions:
   Distributions from net realized gains..........       (2.04)       (1.80)        (4.90)          .00           .00          .00
                                                         ------       ------        ------          ---           ---          ---
      Total distributions.........................       (2.04)       (1.80)        (4.90)          .00           .00          .00
                                                         ------       ------        ------          ---           ---          ---
Net asset value at end of period..................      $14.57       $15.67        $24.92        $24.24        $18.73       $16.61
                                                        ======       ======        ======        ======        ======       ======
TOTAL RETURN......................................        6.48%      (31.29)%       27.55%        29.42%        12.76%        1.78%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted).......       $548          $613        $1,771        $1,200         $774          $714
Ratio of expenses to average net assets(a)(b).....      2.85%**        2.09%         2.81%         2.55%         2.30%        2.00%
Ratio of net investment loss to average net
   assets(c)......................................      (1.54)**      (1.38)%       (2.65%)       (2.23)%       (1.77)%      (1.38)%
Portfolio turnover rate...........................        0%           207%          44%           42%           30%          18%

*Per share net investment loss and net realized and unrealized gain on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share. **Annualized. (a) Ratio prior to reimbursement by the investment manager was 18.84%**, 9.27%, 10.47%, 4.44%, 3.00%, and 2.82%, for the two months ended December 31, 1998 and the years ended October 31, 1998, 1997, 1996, 1995, and 1994, respectively. (b) Ratio after custodian fee credits was 1.97% for the year ended October 31, 1998. There were no custodian fee credits for prior years. (c) Ratio prior to reimbursement by the manager was (17.53)%**, (8.56)%, (10.31)%, (4.12)%,
(2.47)%, and (2.20)% for the two months ended December 31, 1998 and the years ended October 31, 1998, 1997, 1996, 1995, and 1994, respectively.

--------------------------------------------------------------------------------

                          MIDAS SPECIAL EQUITIES FUND
____________________________________________________________________________________________________________________________________
                                                                                    Years Ended December 31,

                                                                  1998          1997           1996            1995           1994
                                                                  ----          ----           ----            ----           ----
PER SHARE DATA*
Net asset value at beginning of period....................       $23.38        $22.96         $25.42          $19.11        $23.13
                                                                 ------        ------         ------          ------        ------
Income from investment operations:
   Net investment loss....................................        (.61)         (.38)          (.73)           (.81)         (.55)
   Net realized and unrealized gain (loss)................        (.65)         1.55           0.99            8.51         (3.28)
                                                                  -----         ----           ----            ----         ------
         Total from investment operations.................       (1.26)         1.17           0.26            7.70         (3.83)
                                                                 ------         ----           ----            ----         ------
Less distributions:
   Distributions from net realized gains..................       (1.78)         (.75)         (2.72)          (1.39)         (.19)
                                                                 ------         -----         ------          ------         -----
   Net increase (decrease) in net asset value.............       (3.04)          .42          (2.46)           6.31         (4.02)
Net asset value at end of period..........................      $20.34        $23.38         $22.96          $25.42        $19.11
                                                                ======        ======         ======          ======        ======
TOTAL RETURN..............................................       (5.00)%        5.23%          1.05%          40.47%        (16.54)%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)...............       $36,807       $44,773        $49,840         $56,340       $45,614
Ratio of expenses to average net assets(a)(b).............        3.42%         2.81%          2.92%           3.67%         2.92%
Ratio of net investment loss to average net assets........       (2.57)%       (1.48)%        (2.81)%         (2.70)%       (2.43)%
Portfolio turnover rate...................................         97%          260%           311%            319%           309%

*Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share. (a) Expense ratio excluding interest expense was 2.63%, 2.53%, 2.45% and 2.88% for the years ended December 31, 1998, 1997, 1996 and 1995. (b) Expense ratio after custodian fee credits was 3.41% and 2.79% for the years ended December 31, 1998 and 1997. Prior to 1995, such credits were reflected in the expense ratio. There were no custodian fee credits for 1996 and 1995.


                          MIDAS U.S. AND OVERSEAS FUND
____________________________________________________________________________________________________________________________________
                                                                                Years Ended December 31,

                                                                 1998          1997         1996         1995         1994
                                                                 ----          ----         ----         ----         ----
PER SHARE DATA*
Net asset value at beginning of period.....................     $7.35         $7.91         $8.36       $7.08         $8.71
                                                                -----         -----         -----       -----         -----
Income from investment operations:
   Net investment loss.....................................      (.10)        (0.05)        (0.24)      (0.23)        (0.13)
   Net realized and unrealized gain (loss).................       .18          0.46          0.68        2.00         (1.01)
                                                                  ---          ----          ----        ----         ------
   Total from investment operations........................       .08          0.41          0.44        1.77         (1.14)
                                                                  ---          ----          ----        ----         ------
Less distributions:
   Distributions from net realized gains...................      (.26)        (0.97)        (0.89)      (0.49)        (0.49)
                                                                 -----        ------        ------      ------        ------
Net asset value at end of period...........................     $7.17         $7.35         $7.91       $8.36         $7.08
                                                                =====         =====         =====       =====         =====
TOTAL RETURN...............................................      1.18%         5.64%         5.34%      25.11%       (13.12)%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)................     $7,340        $8,446       $9,836       $9,808       $8,454
Ratio of expenses to average net assets(a)(b)..............      3.33%         3.28%        3.20%        3.55%         3.53%
Ratio of net investment loss to average net assets(c)......     (1.38)%       (0.63)%      (2.74)%      (2.85)%       (1.65)%
Portfolio turnover rate....................................       69%           205%         255%         214%         212%

* Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share. (a) Expense ratio prior to reimbursement by the investment manager was 3.84% and 3.59% for the years ended December 31, 1995 and 1994. (b) Expense ratio after the custodian fee credits was 3.22% and 3.49% for 1997 and 1995. Prior to 1995, such reductions were reflected in the expense ratios. There were no custodian fee credits for 1998 and 1996. (c) Ratio prior to reimbursement by the investment manager was (3.14)% and (1.71)% for the years ended December 31, 1995 and 1994.


--------------------------------------------------------------------------------


                                 DOLLAR RESERVES
____________________________________________________________________________________________________________________________________
                                                   Six Months Ended
                                                      December 31,                             Years Ended June 30,

                                                           1998           1998        1997           1996        1995          1994
                                                           ----           ----        ----          ------      ------        -----
PER SHARE DATA
Net asset value at beginning of period..............      $1.000        $1.000       $1.000        $1.000       $1.000       $1.000
Income from investment operations:
   Net investment income............................        .022          .048         .047          .047         .044         .026
Less distributions:
   Distributions from net investment income.........       (.022)        (.047)       (.047)         .047        (.044)       (.026)
   Distributions from paid-in capital                       --          ($.001)          --            --          --           --
                                                                       -------
Net asset value at end of period....................      $1.000        $1.000       $1.000        $1.000       $1.000       $1.000
                                                          ======        ======       ======        ======       ======       ======
TOTAL RETURN........................................       4.46%**       4.88%        4.83%         4.81%        4.53%        2.59%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted).........      $65,535       $61,602      $62,908       $62,467      $65,278      $76,351
Ratio of expenses to average net assets (a).........        .93%**        .86%         .71%          .90%         .89%         .89%
Ratio of net investment income to average net              4.43%**       4.71%        4.73%         4.70%        4.41%        2.56%
   assets (b).......................................

** Annualized. (a) Ratio prior to waiver by the Investment Manager and Distributor was 1.30%**, 1.20%, 1.21%, 1.40%, 1.39%, and 1.39% for the six
months ended December 31, 1998 and the years ended June 30, 1998, 1997, 1996, 1995, 1994, respectively. (b) Ratio prior to waiver by the Investment Manager and Distributor was 4.06%**, 4.37%, 4.23%, 4.20%, 3.91%, and 2.06% for the six
months ended December 31, 1998, 1997, 1996, 1995, and 1994, respectively.

                              FOR MORE INFORMATION

For investors who want more information on the Midas Funds, the following documents are available free upon request:

o Annual/Semi-annual reports. Contains performance data, lists portfolio holdings and contains a letter from the Funds' managers discussing recent market conditions, economic trends and Fund strategies that significantly affected the Funds' performance during the last fiscal year.

o Statement of Additional Information (SAI). Provides a fuller technical and legal description of the Funds' policies, investment restrictions, and business structure. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).


To Obtain Information
--------------------------------------------------------------------------------

o  By telephone, call
   1-800-400-MIDAS (6432)   to speak to an Investor Service Representative, 9:00
                             a.m. to 5:00 p.m. on business days, eastern time or
   1-888-503-VOICE (8642)   for 24 hour, 7 day a week automated shareholder
                              services.

o  By mail, write to:
   Midas Funds
   P.O. Box 219789
   Kansas City, MO 64121-9789

o  By e-mail, write to:
   info@midasfunds.com

o  On the Internet, Fund documents
   can be viewed online or downloaded from:
   SEC at http://www.sec.gov, or
   Midas Funds at http://www.midasfunds.com

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009. The Funds' Investment Company Act file numbers are as follows:
811-04316 (Midas Fund);  811-00835 (Midas  Investors);  811-04534 (Midas Magic);
811-04625  (Midas Special  Equities  Fund);  811-04741  (Midas U.S. and Overseas
Fund) and 811-02474 (Dollar Reserves).

                         Prospectus dated July 12, 1999


Dollar Reserves, Inc. is a high quality no-load money market fund investing exclusively in obligations of the U.S. Government, its agencies and instrumentalities. The Fund's objective is to provide its shareholders maximum current income consistent with preservation of capital and maintenance of liquidity. There is no assurance that the Fund will achieve its investment objective.

This prospectus contains information you should know about the Fund before you invest. Please keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.



                                TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND STRATEGY.............................................2

MAIN RISKS  ..................................................................2

PAST PERFORMANCE..............................................................2

FEES AND EXPENSES OF THE FUND.................................................3

PORTFOLIO MANAGEMENT..........................................................3

MANAGEMENT FEES...............................................................4

DISTRIBUTION AND SHAREHOLDER SERVICES.........................................4

PURCHASING SHARES.............................................................4

REDEEMING SHARES..............................................................5

ACCOUNT AND TRANSACTION POLICIES..............................................6

DIVIDENDS AND TAXES...........................................................6

FINANCIAL HIGHLIGHTS..........................................................7

                        INVESTMENT OBJECTIVE AND STRATEGY

Dollar Reserves seeks maximum current income consistent with preservation of capital and maintenance of liquidity.

The Fund invests exclusively in obligations of the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities"). The U.S. Government Securities in which the Fund may invest include U.S. Treasury notes and bills and certain agency securities that are backed by the full faith and credit of the U.S. Government. The Fund also may invest without limit in securities issued by U.S. Government agencies and instrumentalities that may have different degrees of government backing as to principal or interest but which are not backed by the full faith and credit of the U.S. Government.

The Fund is a money market fund and as such is subject to certain specific SEC rule requirements. Among other things, the Fund is limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940).

The Fund may invest in securities which have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

The Fund may borrow money from banks for temporary or emergency purposes (not for leveraging or investment) up to one-third of the Fund's total assets.

Pursuant to an agency arrangement with an affiliate of its Custodian, the Fund may lend portfolio securities or other assets through such affiliate for a fee to other parties. The Fund's agreement requires that the loans be continuously secured by cash, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or any combination of cash and such securities, as collateral equal at all times to at least the market value of the assets lent. Loans of portfolio securities may not exceed one-third of the Fund's total assets. Loans will be made only to borrowers deemed to be creditworthy. Any loan made by the Fund will provide that it may be terminated by either party upon reasonable notice to the other party.

                                   MAIN RISKS

Money Market Fund Risk. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Interest Rates. The Fund's yield will vary in response to changes in interest rates. Fixed-income investments are affected by interest rates to which the Fund is exposed. When interest rates rise, the prices of bonds typically fall in proportion to their maturities.

Lending. The Fund may lend portfolio securities to borrowers for a fee. Securities may only be lent if the Fund received collateral equal to the market value of the assets lent. Some risk is involved if a borrower suffers financial problems and is unable to return the assets lent.

Portfolio Management. The portfolio manager's skill in choosing appropriate investments for the Fund will determine in large part whether the Fund achieves its investment objectives.

Year 2000. The Fund could be adversely affected if computer systems used by Midas Management Corporation and the Fund's other service providers do not properly process and calculate date-related information on and after January 1, 2000. Midas Management Corporation is working to avoid these problems and to obtain assurances from other service providers that they are taking similar steps. There could be a negative impact on the Fund. While the Fund cannot, at this time, predict the degree of impact, it is possible that foreign markets will be less prepared than U.S. markets.

                                PAST PERFORMANCE

The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart assumes reinvestment of dividends and distributions. As with all mutual funds, past performance is not necessarily an indication of future performance. The Lipper Analytical Money Market Index ("LAMMI") is an unmanaged index of money market funds that invest principally in financial instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities, with dollar-weighted average maturities of less than 90 days and which intend to keep a constant net asset value.

                 Year-by-year total return as of 12/31 each year

                                [graphic omitted]

1989: 8.58;  1990: 7.36;  1991: 5.38;  1992: 3.15;  1993: 2.44;
1994: 3.39;  1995: 4.99;  1996: 4.74;  1997: 4.96;  1998: 4.69;


                                  Best Quarter:
                                    1/89-3/89
                                      2.08%

                                 Worst Quarter:
                                    4/93-6/93
                                      0.58%


For  information  on the Fund's  7-day  yield,  call  toll-free  1-800-400-MIDAS
                                                                          (6432)

           Average annual total return for the periods ended 12/31/98

                          1 Year                5 Years              10 Years
                ----------------------------------------------------------------
Dollar Reserves           4.69%                  4.55%                 4.95%
LAMMI                     4.95%                  4.79%                 5.19%

                          FEES AND EXPENSES OF THE FUND

As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the following tables. Shareholder fees are paid out of your account. Annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price.
                                Shareholder Fees
                    (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases...........................NONE
Maximum Deferred Sales Charge (Load).......................................NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends................NONE
Redemption Fee within 30 days of purchase..................................NONE

                         Annual Fund Operating Expenses
 (expenses as % of average daily net assets that are deducted from Fund assets)

Management fees............................................................0.50%
Distribution and service (12b-1) fees......................................0.25%
Other expenses.............................................................0.55%
Total annual Fund operating expenses.......................................1.30%



EXAMPLE:
                                                                        One         Three        Five         Ten
                                                                       Year         Years        Years       Years
The example  assumes that you invest $10,000 in the Fund for the  time  periods  indicated  and then  redeem  all of your shares at the end of those periods. The example also assumes that your  investment has a 5% return each year and that the
Fund's  operating  expenses  remain the same.  Although your actual  costs  may  be  higher  or  lower,  based  on  these
assumptions your costs would be:.....................................  $132         $412         $713        $1,568

--------------------------------------------------------------------------------------------------------------------

                              PORTFOLIO MANAGEMENT

Midas Management Corporation is the investment manager of the Fund. The investment manager provides day-to-day advice regarding portfolio transactions and furnishes or obtains on behalf of the Fund all services necessary for the proper conduct of the Fund's business and administration. The investment manager is located at 11 Hanover Square, New York, New York 10005.

Steven A. Landis is the portfolio manager of the Fund. He is also a Senior Vice President of the investment manager and the Fund. He has served as the portfolio manager of the Fund since April 1995. From 1993 to 1995, he was an Associate Director of Proprietary Trading at Barclays de Zoete Wedd Securities Inc.

                                 MANAGEMENT FEES

Generally, the Fund pays the investment manager a management fee based on the average daily net assets of the Fund, at the annual rate of 0.50% on the first $250 million and declining thereafter as a percentage of average daily net assets. For the fiscal year ended December 31, 1998, the Fund paid a fee of 0.38% of the Fund's average daily net assets.

                      DISTRIBUTION AND SHAREHOLDER SERVICES

Investor Service Center, Inc. provides the Fund's distribution and shareholder services. The Fund has adopted a plan under Rule 12b-1 and pays the distributor a 12b-1 fee as compensation for distribution and shareholder services based on the Fund's average daily net assets. These fees are paid out of the Fund's assets on an ongoing-basis. Over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Dollar Reserves pays a 12b-1 fee equal to 0.25% per annum of the Fund's average daily net assets.

                                PURCHASING SHARES

Your price for Fund shares is the Fund's next calculation, after the order is placed, of NAV per share which is determined as of 11 a.m. eastern time and as of the close of regular trading on the New York Stock Exchange (currently, 4 p.m. eastern time, unless weather, equipment failure or other factors contribute to an earlier closing) each day the exchange is open. Purchase orders submitted in proper form along with payment in Federal funds available to the Fund for investment by 11 a.m. eastern time on any Fund business day will be of record at the close of business that day and entitled to receive that day's dividends. The Fund's shares will not be priced on the days on which the exchange is closed for trading. The Fund values its portfolio securities using the amortized cost method of valuation, under which the market value is approximated by amortizing the difference between the acquisition cost and value at maturity of an instrument on a straight-line basis over its remaining life.


Opening Your Account
--------------------------------------------------------------------------------

By check. Complete and sign the Account Application that accompanies this prospectus and mail it, along with your check drawn to the order of Dollar Reserves, to Investor Service Center, P.O. Box 219789, Kansas City, MO 64121-9789 (see Minimum Investments below). Checks must be payable to the Fund in U.S. dollars. Third party checks cannot be accepted. You will be charged a fee for any check that does not clear.

By wire. To give the name(s) under which the account is to be registered, tax identification number, the name of the bank sending the wire, and to be assigned a Fund account number, call 1-800-400-MIDAS (6432) between 9 a.m. and 5 p.m., eastern time, on business days to speak with an Investor Service Representative. You may then purchase shares by requesting your bank to transmit immediately available funds ("Federal funds") by wire to: United Missouri Bank NA, ABA #10-10-00695; for Account 98-7052-724-3; Dollar Reserves. Your account number and name(s) must be specified in the wire as they are to appear on the account registration. You should then enter your account number on your completed Account Application and promptly forward it to Investor Service Center, P.O. Box 219789, Kansas City, MO 64121-9789. This service is not available on days when the Federal Reserve wire system is closed (see Minimum Investments below). For automated 24 hour service, call toll-free 1-888-503-VOICE (8642) or visit www.midasfunds.com.

                               Minimum Investments


Account Type                               Initial            Subsequent
====================================  ==================  ==================
Regular                                     $1,000               $100
------------------------------------  ------------------  ------------------
UGMA/UTMA                                   $1,000               $100
------------------------------------  ------------------  ------------------
 403(b) plan                                $1,000               $100
------------------------------------  ------------------  ------------------
Automatic Investment
Program                                      $100                $100
------------------------------------  ------------------  ------------------

IRA Accounts                               Initial            Subsequent
====================================  ==================  ==================
Traditional, Roth IRA                       $1,000               $100
------------------------------------  ------------------  ------------------
Spousal, Rollover IRA                       $1,000               $100
------------------------------------  ------------------  ------------------
Education                                    $500                N/A
------------------------------------  ------------------  ------------------
IRA SEP/SAR-SEP IRA,
SIMPLE IRA                                  $1,000               $100
------------------------------------  ------------------  ------------------


IRAs and retirement accounts. For more information about IRAs and 403(b) accounts, please call 1-800-400-MIDAS (6432). For automated 24 hour service, call toll-free 1-888-503-VOICE (8642) or visit www.midasfunds.com.

Midas Automatic Investment Program. With the Midas Automatic Investment Program, you can establish a convenient and affordable long term investment program through one or more of the plans explained below. Minimum investments above are waived for each plan since they are designed to facilitate an automatic monthly investment of $100 or more into your Fund account.


                       Midas Automatic Investment Program

Plan                                                Description
--------------------------------------------------------------------------------
Midas Bank Transfer Plan               For making  automatic investments  from a
                                       designated bank account.
--------------------------------------------------------------------------------
Midas Salary Investing Plan            For making  automatic investments through
                                       a payroll deduction.
--------------------------------------------------------------------------------
Midas Government  Direct               For  making  automatic  investments  from
Deposit  Plan                          your federal  employment, Social Security
                                       or other regular federal government check
--------------------------------------------------------------------------------

The Fund reserves the right to redeem any account if participation in the program ends and investments are less than $1,000.

For more information, or to request the necessary authorization form, call 1-800-400-MIDAS (6432) between 9 a.m. and 5 p.m., eastern time, on business days to speak with an Investor Service Representative. You may modify or terminate the Midas Bank Transfer Plan at any time by written notice received 10 days prior to the scheduled investment date. To modify or terminate the Midas Salary Investing Plan or Midas Government Direct Deposit Plan, you should contact your employer or the appropriate U.S. Government agency, respectively.


Adding to Your Account
--------------------------------------------------------------------------------

By check. Complete a Midas Funds FastDeposit form and mail it, along with your check, drawn to the order of the Fund, to Investor Service Center, P.O. Box 219789, Kansas City, MO 64121-9789 (see Minimum Investments above). If you do not use that form, include a letter indicating the account number to which the subsequent investment is to be credited, the name of the Fund, and the name of the registered owner.

By Electronic Funds Transfer (EFT). The bank you designate on your Account Application or Authorization Form will be contacted to arrange for the EFT, which is done through the Automated Clearing House system, to your Fund account. Requests received by 4 p.m., eastern time, will ordinarily be credited to your Fund account on the next business day. Your designated bank must be an Automated Clearing House member and any subsequent changes in bank account information must be submitted in writing with a voided check (see Minimum Investments above). To speak with an Investor Service Representative between 9 a.m. and 5 p.m., eastern time, on business days, call 1-800-400-MIDAS (6432).

By wire. Subsequent investments by wire may be made at any time without having to call by simply following the same wiring procedures under "Opening Your Account" (see Minimum Investments above).

                                REDEEMING SHARES

Generally, you may redeem shares of the Fund by any of the methods explained below. Requests for redemption should include the following information:

        o  name(s) of the  registered  owner(s) of the account
        o  account number
        o  Fund name
        o  amount you want to sell  (number of shares or dollar amount)
        o  name and address or wire information of person to receive proceeds

In some instances, a signature guarantee may be required. Signature guarantees protect against unauthorized account transfers by assuring that a signature is genuine. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

Dollar Reserves Check Writing Privilege for Easy Access. Upon request, you may establish free, unlimited check writing privileges with only a $250 minimum per check, through Dollar Reserves. In addition to providing easy access to your account, it enables you to continue receiving dividends until your check is presented for payment. You will be subject to a $20 charge for refused checks, which may change without notice. To obtain checks, please call an Investor Service Representative between 9 a.m. and 5 p.m., eastern time, on business days, at 1-800-400-MIDAS (6432).

By mail. Write to Investor Service Center, P.O. Box 219789, Kansas City, MO 64121-9789, and request the specific amount to be redeemed. The request must be signed by the registered owner(s) and additional documentation may be required.

By telephone. To speak with an Investor Service Representative between 9 a.m. and 5 p.m., eastern time, on business days, call 1-800- 400-MIDAS (6432) to expedite the redemption of Fund shares. For automated 24 hour service, call 1-888-503-VOICE (8642) or visit www.midasfunds.com.

For Electronic Funds Transfer (EFT). You may redeem as little as $250 worth of shares by requesting EFT service. EFT proceeds are ordinarily available in your bank account within two business days.

For Federal Funds Wire. If you are redeeming $1,000 or more worth of shares, you may request that the proceeds be wired to your authorized bank.

Systematic Withdrawal Plan. If your shares have a value of at least $20,000 you may elect automatic withdrawals from your Fund account, subject to a minimum withdrawal of $100. All dividends and distributions are reinvested in the Fund.

                        ACCOUNT AND TRANSACTION POLICIES

Telephone privileges. The Fund accepts telephone orders from all shareholders and guards against fraud by following reasonable precautions such as requiring personal identification before carrying out shareholder requests. You could be responsible for any loss caused by an order which later proves to be fraudulent. The Fund is not liable as long as the Fund follows reasonable procedures.

Assignment.   You  may  transfer  your  Fund  shares  to  another   owner.   For
instructions, call 1-800-400-MIDAS (6432) between 9 a.m. and 5 p.m., eastern time, on business days, to speak with an Investor Service Representative.

Redemption payment. Payment for shares redeemed will ordinarily be made within three business days after receipt of the redemption request in proper form. Redemption proceeds from shares purchased by check or EFT transfer may be delayed 15 calendar days to allow the check or transfer to clear.

Accounts with below-minimum balances. You will be charged a $2.00 account fee if your monthly balance is less than $500, unless you participate in the Midas Automatic Investment Program. If your account balance falls below $500 as a result of selling shares and not because of market action, the Fund reserves the right, upon 45 days' notice, to close your account or request that you buy more shares. The Fund reserves the right to close your account if you terminate your participation in the Midas Automatic Investment Program and your investment is less than $1,000.

                               DIVIDENDS AND TAXES

Dividends. The Fund declares dividends each day from net investment income (investment income less expenses plus or minus all realized gains or losses on the Fund's portfolio securities) to shareholders of record as of the close of regular trading on the New York Stock Exchange on that day. Shareholders submitting purchase orders in proper form and payment in Federal funds available to the Fund for investment by 11 a.m. eastern time are entitled to receive that day's dividend. Shares redeemed by 11 a.m. eastern time are not entitled to that day's dividend, but proceeds of the redemption normally are available to shareholders by Federal funds wire the same day. Shares redeemed after 11 a.m. eastern time and before the close of regular trading on the New York Stock Exchange are entitled to that day's dividend, and proceeds of the redemption normally are available to shareholders by Federal funds wire the next Fund business day. Distributions of declared dividends are made the last business day of each month in additional shares of the Fund, unless you elect to receive dividends in cash on the Account Application or so elect subsequently by calling Investor Service Center at 1-800-400-MIDAS (6432) between 9 a.m. and 5 p.m., eastern time, on business days. For Federal income tax purposes, such distributions are generally taxable as ordinary income, whether or not a shareholder receives such dividends in additional shares or elects to receive cash. Any election will remain in effect until you notify Investor Service Center to the contrary. The Fund does not expect to realize net long term capital gains and thus does not anticipate payment of any long term capital gain distributions.

Taxes. Generally, you will be taxed when you sell shares, exchange shares and receive distributions (whether reinvested or taken in cash). Typically, your tax treatment will be as follows:


Transaction                                Tax treatment
------------------------------------------ -------------------------------------
Income dividends                           Ordinary income
------------------------------------------ -------------------------------------
Short-term capital gains distributions     Ordinary income
------------------------------------------ -------------------------------------
Long-term capital gains distributions      Capital gains
------------------------------------------ -------------------------------------
Sales or exchanges of shares held for      Capital gains or losses
more than one year
------------------------------------------ -------------------------------------
Sales or exchanges of shares held for      Gains are treated as ordinary income;
one year or less                           losses are subject to special rules

Each January, the Fund issues tax information on its distributions for the previous year. Any investor for whom the Fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes. The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because everyone's tax situation is unique, please consult your tax professional about your investment.

                              FINANCIAL HIGHLIGHTS

This table describes the Fund's performance for the past five years. In 1998, the fiscal year end changed to December 31. Previously, the fiscal year end was June 30. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund would have increased during each period, assuming you had reinvested all dividends and distributions. The figures for the periods shown were audited by Tait, Weller & Baker, the Fund's independent accountants, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

                                                    Six Months Ended
                                                      December 31,                             Years Ended June 30,

                                                           1998           1998        1997           1996        1995          1994
                                                           ----           ----        ----          ------      ------        -----
PER SHARE DATA
Net asset value at beginning of period..............      $1.000        $1.000       $1.000        $1.000       $1.000       $1.000
Income from investment operations:
   Net investment income............................        .022          .048         .047          .047         .044         .026
Less distributions:
   Distributions from net investment income.........       (.022)        (.047)       (.047)         .047        (.044)       (.026)
   Distributions from paid-in capital                       --          ($.001)          --            --          --           --
                                                                       -------
Net asset value at end of period....................      $1.000        $1.000       $1.000        $1.000       $1.000       $1.000
                                                          ======        ======       ======        ======       ======       ======
TOTAL RETURN........................................       4.46%**       4.88%        4.83%         4.81%        4.53%        2.59%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted).........      $65,535       $61,602      $62,908       $62,467      $65,278      $76,351
Ratio of expenses to average net assets (a).........        .93%**        .86%         .71%          .90%         .89%         .89%
Ratio of net investment income to average net              4.43%**       4.71%        4.73%         4.70%        4.41%        2.56%
   assets (b).......................................

**  Annualized.
(a) Ratio prior to waiver by the Investment Manager and Distributor was 1.30%**, 1.20%, 1.21%, 1.40%, 1.39%, and 1.39% for the six months ended
     December  31, 1998 and the years ended June 30,  1998,  1997,  1996,  1995,
     1994, respectively.
(b) Ratio prior to waiver by the Investment Manager and Distributor was 4.06%**, 4.37%, 4.23%, 4.20%, 3.91%, and 2.06% for the six months ended
     December 31, 1998, 1997, 1996, 1995, and 1994, respectively.

                                                    Six Months Ended
                                                      December 31,                             Years Ended June 30,

                                                           1998           1998        1997           1996        1995          1994
                                                           ----           ----        ----          ------      ------        -----
PER SHARE DATA
Net asset value at beginning of period..............      $1.000        $1.000       $1.000        $1.000       $1.000       $1.000
Income from investment operations:
   Net investment income............................        .022          .048         .047          .047         .044         .026
Less distributions:
   Distributions from net investment income.........       (.022)        (.047)       (.047)         .047        (.044)       (.026)
   Distributions from paid-in capital                       --          ($.001)          --            --          --           --
                                                                       -------
Net asset value at end of period....................      $1.000        $1.000       $1.000        $1.000       $1.000       $1.000
                                                          ======        ======       ======        ======       ======       ======
TOTAL RETURN........................................       4.46%**       4.88%        4.83%         4.81%        4.53%        2.59%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted).........      $65,535       $61,602      $62,908       $62,467      $65,278      $76,351
Ratio of expenses to average net assets (a).........        .93%**        .86%         .71%          .90%         .89%         .89%
Ratio of net investment income to average net              4.43%**       4.71%        4.73%         4.70%        4.41%        2.56%
   assets (b).......................................

**  Annualized.
(a) Ratio prior to waiver by the Investment Manager and Distributor was 1.30%**, 1.20%, 1.21%, 1.40%, 1.39%, and 1.39% for the six months ended
     December  31, 1998 and the years ended June 30,  1998,  1997,  1996,  1995,
     1994, respectively.
(b) Ratio prior to waiver by the Investment Manager and Distributor was 4.06%**, 4.37%, 4.23%, 4.20%, 3.91%, and 2.06% for the six months ended
     December 31, 1998, 1997, 1996, 1995, and 1994, respectively.

                              FOR MORE INFORMATION


                    MIDAS FUND                MIDAS SPECIAL EQUITIES FUND
                    MIDAS INVESTORS           MIDAS U.S. AND OVERSEAS FUND
                    MIDAS MAGIC               DOLLAR RESERVES

For investors who want more information on Dollar Reserves or any of the other Midas Funds, the following documents are available free upon request:

o Annual/Semi-annual reports. Contains performance data, lists portfolio holdings and contains a letter from the Fund's managers discussing recent market conditions, economic trends and Fund strategies that significantly affected the Fund's performance during the last fiscal year.

o Statement of Additional Information (SAI). Provides a fuller technical and legal description of the Fund's policies, investment restrictions, and business structure. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).


To Obtain Information
--------------------------------------------------------------------------------

o  By telephone, call
   1-800-400-MIDAS (6432) to speak to an Investor Service Representative, 9:00 a.m. to 5:00 p.m., eastern time, on business days or 1-888-503-VOICE (8642) for 24 hour, 7 day a week automated shareholder services.

o  By mail, write to:
   Dollar Reserves
   P.O. Box 219789
   Kansas City, MO 64121-9789

o  By e-mail, write to:
   info@midasfunds.com

o  On the Internet, Fund documents
   can be viewed online or downloaded from:
   SEC at http://www.sec.gov, or
   Midas Funds at http://www.midasfunds.com

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009. The Fund's Investment Company Act file number is 811-02474.